Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT

TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Howard Berman, certify that:

1.	I have reviewed this annual report on Form 10-K/A for the period ended December 31, 2022 of Coya Therapeutics, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

3.	[Reserved]

4.	[Reserved]

5.	[Reserved]

Date: May 1, 2023

/s/ Howard Berman
Howard Berman
Chief Executive Officer
(Principal Executive Officer)